UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2024

ARYA SCIENCES ACQUISITION CORP IV
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40122	98-1574672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, NY	10003
(Address of principal executive offices)	(Zip Code)

(212) 284-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ARYD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Post-Business Combination Closing Board of Directors

As previously announced, on February 13, 2024, ARYA Sciences Acquisition Corp IV, a Cayman Islands exempted company (“ARYA”), Aja Holdco, Inc., a Delaware corporation and wholly-owned subsidiary of ARYA (“ListCo”), Aja Merger Sub 1, a Cayman Islands exempted company and wholly-owned subsidiary of ListCo (“ARYA Merger Sub”), Aja Merger Sub 2, Inc., a Delaware corporation and wholly-owned subsidiary of ListCo (“Company Merger Sub”) and Adagio Medical, Inc., a Delaware corporation (“Adagio”), entered into a Business Combination Agreement, as amended by a consent and amendment no. 1 to the Business Combination Agreement, dated June 25, 2024, by and among ARYA and Adagio (and as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement,” and the transactions contemplated by the Business Combination Agreement, collectively, the “Business Combination”). In connection with the closing of the Business Combination (the “Closing”), ListCo’s name is expected to be changed to “Adagio Medical Holdings, Inc.” (ListCo following the Closing, “New Adagio”).

On July 22, 2024, the parties to the Business Combination identified Sandra Gardiner as an additional director nominee of New Adagio and expect to appoint her to the board of directors of New Adagio (the “Board”) as a Class III director and as the chairperson of the audit committee of the Board in connection with the Closing. The other director nominees that are expected to serve on the audit committee of New Adagio are Shahram Moaddeb and Timothy Moran.

Sandra Gardiner, 58, is a partner at FLG Partners, a leading CFO services firm in the Silicon Valley and a skilled business and finance executive with over 30 years of experience as an EVP and CFO at private and public companies in the life sciences sector. She served as the Chief Financial Officer, Executive Vice President of Finance and Administration, Secretary and Treasurer of Pulse Biosciences, Inc. (Nasdaq: PLSE), a bioelectric medicine company, between November 2019 and November 2022, and a director of Lucira Health, Inc. (Nasdaq: LHDX) between August 2020 and February 2023. From December 2017 to November 2019, Ms. Gardiner was the Executive Vice President and Chief Financial Officer of Cutera, Inc. (Nasdaq: CUTR), a publicly traded global aesthetic company. Prior to that, she held CFO roles in both domestic and global companies, operating as a director to international subsidiaries throughout Europe, Asia Pacific and Latin America. Ms. Gardiner’s tenure includes leadership positions at development-stage, pre-commercial to enterprise, commercial biotech and medtech companies. Through FLG Partners, Ms. Gardiner serves in an executive capacity to various companies. Ms. Gardiner holds a B.A. in Management Economics from the University of California, Davis. ListCo believes that Sandra Gardiner qualifies to serve as a director of New Adagio due to her broad operational experience in the life sciences sector.

The parties to the Business Combination have reviewed and discussed the qualifications of Ms. Gardiner as a director nominee, and determined that she will qualify as an independent director under the Nasdaq listing standards. There are no transactions in which Ms. Gardiner has an interest requiring disclosure under Item 404(a) of Regulation S-K (“Regulation S-K”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The parties have also determined that Ms. Gardiner will be an “independent director” under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, is financially literate, and will qualify as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

In connection with the designation of Sandra Gardiner as an additional director nominee of New Adagio, the parties to the Business Combination have also agreed to changes to the composition of the compensation committee and the nominating and corporate governance committee. The committee composition in connection with Closing is expected to be as follows:

Audit Committee
•	Sandra Gardiner (Chair)
•	Shahram Moaddeb
•	Timothy Moran

Compensation Committee
•	Shahram Moaddeb (Chair)
•	Orly Mishan
•	Timothy Moran

Nominating and Corporate Governance Committee
•	Keyvan Mirsaeedi-Farahani (Chair)
•	Orly Mishan
•	James L. Cox

PIPE Financing (Private Placement)

As previously disclosed in the proxy statement/prospectus related to the Business Combination and the annual general meeting of shareholders of ARYA and which is dated July 12, 2024 (the “Proxy Statement/Prospectus”), in connection with the execution of the Business Combination Agreement and the PIPE Financing (as defined in the Proxy Statement/Prospectus), certain investors (the “Convert Investors”) executed a securities purchase agreement, dated February 13, 2024, with ListCo (such agreement and any assignment agreement thereunder in connection with any Additional Financing (as defined in the Proxy Statement/Prospectus), the “Convertible Security Subscription Agreement”), pursuant to which ListCo will issue in connection with Closing to the Convert Investors $20,000,000 of 13% senior secured convertible notes (the “New Adagio Convertible Notes”), which will be convertible into shares of New Adagio Common Stock (as defined in the Proxy Statement/Prospectus) at a conversion price of $10.00 per share, subject to adjustment, and 1,500,000 warrants (the “Convert Warrants”), each Convert Warrant being exercisable on a cashless basis or for cash at a price of $24.00 per share, subject to adjustment as further described in the Proxy Statement/Prospectus. Such $20,000,000 of financing in the form of New Adagio Convertible Notes includes the conversion of the $7,000,000 of 2024 Bridge Financing Notes (as defined in the Proxy Statement/Prospectus) into New Adagio Convertible Notes and Convert Warrants at Closing, subject to Additional Financing being raised prior to Closing. As previously disclosed in the Proxy Statement/Prospectus, the closing of $7,500,000 of financing by one of the Convert Investors (such investor, the “Contingent Investor”) in the Convertible Security Financing is conditioned on New Adagio having a certain amount of available unrestricted cash at Closing.

On July 23, 2024, the Perceptive Life Sciences Master Fund, Ltd., a Cayman Islands exempted company (the “Perceptive PIPE Investor”) indicated an interest to increase its investment in the PIPE Financing by such amount that is necessary for the minimum unrestricted cash condition of the Contingent Investor to be met. Such additional subscription would be on the same terms as provided in the Subscription Agreement that the Perceptive PIPE Investor executed on February 13, 2024 and amended on June 24, 2024. Assuming the Closing occurs on July 29, 2024, New Adagio would be required to have approximately $32,129,000 of available unrestricted cash for the Contingent Investor to fund its $7,500,000 commitment under the Convertible Security Subscription Agreement. Assuming that a maximum redemption scenario occurs, that no Additional Financing is raised prior to Closing and that transaction expenses payable at Closing are approximately $14.3 million (current estimate subject to change), the Perceptive PIPE Investor may, pursuant to such indication of interest, increase its new money commitment under the PIPE Financing by approximately $9 million, resulting in the issuance of approximately 1,080,000 additional shares of New Adagio Common Stock at Closing to the Perceptive PIPE Investor. Assuming such issuance of additional shares of New Adagio Common Stock to the Perceptive PIPE Investor in the maximum redemption scenario, the post-Closing ownership of the Perceptive PIPE Investor and the initial shareholders (as defined in the Proxy Statement/Prospectus) may increase by approximately 2.6%. For additional information on dilution (which is not adjusted for a possible additional investment of the Perceptive PIPE Investor in the PIPE Financing to meet the Convert Investor’s minimum cash condition), also see in the Proxy Statement/Prospectus the section entitled “Risk Factors—Risks Related to the Business Combination and ARYA—The Public Shareholders will experience (i) immediate dilution as a consequence of the issuance of New Adagio Common Stock as consideration in the Business Combination and in the PIPE Financing and (ii) future dilution in connection with other sources of dilution, such as the PIPE Warrants, the Adagio Convertible Securities, the Convert Warrants, the 2024 Equity Incentive Plan, the 2024 Key Employee Equity Incentive Plan, the ESPP and the Share Trigger Price Vesting. Having a minority share position may reduce the influence that ARYA shareholders have on the management of New Adagio.”

Assuming no Additional Financing has been raised prior to the Closing and based upon the funds in the Trust Account of approximately $38,087,853 on July 8, 2024, if redemption levels remain below approximately 72.5% (if the Closing occurs on July 29, 2024) or approximately 96.2% (if the Closing occurs on August 31, 2024) (percentages are based on currently issued and outstanding Class A ordinary shares of ARYA that are not subject to non-redemption agreements pursuant to the Subscription Agreements (as defined the Proxy Statement/Prospectus)), the minimum unrestricted cash condition may be satisfied even if the Perceptive PIPE Investor does not increase its new money commitment under the PIPE Financing, as described above.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (this “Current Report”) may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or ARYA’s, Adagio’s or New Adagio’s future financial or operating performance. For example, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including post-Business Combination fully diluted equity value, the anticipated enterprise value of New Adagio, expected ownership in New Adagio, projections of market opportunity and market share, the capability of Adagio’s or New Adagio’s business plans including its plans to expand, the sources and uses of cash from the Business Combination, any benefits of Adagio’s partnerships, strategies or plans as they relate to the Business Combination, anticipated benefits of the Business Combination and expectations related to the terms and timing of the Business Combination, Adagio’s expected pro forma cash, Adagio’s or New Adagio’s expected cash runway through 2025 or statements related to Adagio’s or New Adagio’s funding gap, funded business plan or use of proceeds, or other metrics or statements derived therefrom, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which may be beyond the control of ARYA, Adagio or New Adagio and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ARYA and its management, Adagio and its management and New Adagio and its management, as the case may be, are inherently uncertain. Each of ARYA, Adagio and New Adagio caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. There are additional risks and uncertainties described in the proxy statement/prospectus included in the registration statement on Form S-4 (the “Registration Statement”) relating to the Business Combination, which has been filed by ListCo with the U.S. Securities and Exchange Commission (the “SEC”) and was declared effective on July 12, 2024, and described in other documents filed by ARYA or New Adagio from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither ARYA nor Adagio can assure you that the forward-looking statements in this Current Report will prove to be accurate.

In addition, new risks and uncertainties may emerge from time to time, and it may not be possible to identify and accurately predict the potential impacts of any such risks and uncertainties that may arise in the future. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any potential litigation, government or regulatory proceedings that may be instituted against ARYA, Adagio, New Adagio or others; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of ARYA, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) the amount of redemption requests made by ARYA’s public shareholders; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (6) delays in obtaining, adverse conditions in, or the inability to obtain regulatory approvals, or delays in completing regulatory reviews, required to complete the Business Combination; (7) the ability to meet stock exchange listing standards prior to or following the consummation of the Business Combination; (8) the risk that the Business Combination disrupts current plans and operations of Adagio or New Adagio as a result of the announcement and consummation of the Business Combination; (9) Adagio’s ability to remain compliant with the covenants of its existing debt, including any convertible or bridge financing notes; (10) New Adagio’s ability to remain compliant with the covenants of, and other obligations under, the senior secured convertible notes that will be issued in connection with the closing of the Business Combination; (11) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of New Adagio to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (12) costs related to the Business Combination; (13) risks associated with changes in applicable laws or regulations and Adagio’s or New Adagio’s international operations and operations in a regulated industry; (14) the possibility that Adagio or New Adagio may be adversely affected by other economic, business, and/or competitive factors; (15) Adagio’s or New Adagio’s use of proceeds, post-Business Combination fully diluted equity value or fully diluted enterprise value, expected pro forma cash, expected cash runway or funding gap, estimates of expenses and profitability; and (16) the other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ARYA’s Annual Report on Form 10-K for the year ended December 31, 2023, its Quarterly Reports on Form 10-Q, and other documents filed, or to be filed, with the SEC by ARYA or New Adagio. There may be additional risks that ARYA, Adagio or New Adagio do not presently know or that ARYA, Adagio or New Adagio currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of ARYA, Adagio and New Adagio.

Nothing in this Current Report should be regarded as a representation or warranty by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, in any specified time frame, or at all. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made in this Current Report. Subsequent events and developments may cause those views to change. Neither ARYA, Adagio nor New Adagio undertakes any duty to update these forward-looking statements.

Additional Information

In connection with the Business Combination, the SEC has declared effective the Registration Statement containing the definitive proxy statement of ARYA and a final prospectus of ListCo, and ARYA has mailed such definitive proxy statement/prospectus related to the Business Combination to its shareholders. The proxy statement/prospectus contains important information about the Business Combination and the other matters to be voted upon at ARYA’s annual general meeting of shareholders to be held to approve the Business Combination and certain other matters. ARYA and ListCo may also file other documents with the SEC regarding the Business Combination. This Current Report does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or other investment decisions, shareholders of ARYA and other interested persons are advised to read the definitive proxy statement/final prospectus and other documents filed in connection with the Business Combination, as these materials contain important information about ARYA, Adagio and the Business Combination. The definitive proxy statement/final prospectus and other relevant materials for the Business Combination have been mailed to shareholders of ARYA as of May 16, 2024, the record date established for voting on the Business Combination and the other matters to be presented to shareholders’ consideration at ARYA’s annual general meeting. Shareholders will also be able to obtain copies of the definitive proxy statement/final prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York, 10003, Attention: Secretary, ARYA4@perceptivelife.com.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

ARYA and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARYA’s shareholders with respect to the Business Combination. A list of the names of ARYA’s directors and executive officers and a description of their interests in ARYA is contained in ARYA’s Annual Report on Form 10-K, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York, 10003, Attention: Secretary, ARYA4@perceptivelife.com. Additional information regarding the interests of such participants is contained in the proxy statement/prospectus for the Business Combination. Investors, security holders and other interested persons of ARYA, Adagio and New Adagio are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that have been filed or will be filed with the SEC because they contain important information about the Business Combination. Also see above under the heading “Additional Information.”

Adagio and New Adagio, and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ARYA in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the proxy statement/prospectus for the Business Combination.

No Offer and Non-Solicitation

This Current Report does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities of ARYA, Adagio or New Adagio, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2024

ARYA Sciences Acquisition Corp IV

	By:	/s/ Adam Stone
	Name:	Adam Stone
	Title:	Chief Executive Officer